FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):       March 7, 2000


                                NetCommerce, Inc.
             (Exact name of registrant as specified in its charter.)


                                     Nevada
                    (State of incorporation or organization)


       33-23430-D                                        84-1091271
(Commission File Number)                   (I.R.S. Employee Identification No.)


                 15280 Addison Road, Suite 250, Addison, Texas
                    (Address of principal executive offices)

                                      75001
                                   (Zip Code)

Registrant's telephone number, including area code:    (972) 503-8984


        4695 MacArthur Court, Suite 530, Newport Beach, California 92660
          (Former name or former address, if changed since last report)

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Item 5.           Other Events

     Effective immediately, NetCommerce, Inc., a Nevada corporation, has relocated is principal offices to 15280 Addison Road, Suite 250, Addison, Texas 75001. The telephone number is (972) 503-8984 and the facsimile number is (972) 503-8960.

SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NetCommerce, Inc.
                                     (Registrant)



Dated: March 9, 2000                 By:   /s/    Mark Lindberg
                                                  Mark Lindberg,
                                                  President

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